SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

D.R. HORTON, INC.
(Co-registrants are listed on the following page)
(Exact Name of Registrant as Specified in its Charter)

Delaware	75-2386963
(State of Incorporation or Organization)	(IRS Employer Identification No.)

1901 Ascension Blvd., Suite 100 Arlington, Texas	76006
(Address of principal executive offices)	(zip code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates:	____________ (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
7.5% Senior Notes Due 2007 of the Registrant, together with Guarantees of such Notes by direct and indirect Subsidiaries of the Registrant	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None
(Title of class)

.

The following direct and indirect subsidiaries of the Registrant may guarantee the debt securities and are co-registrants under this registration statement.

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Allegra, LLC	California	95-4583667
AP LHI, Inc.	California	95-4583663
AP Western GP Corporation	Delaware	06-4519840
AP WP Operating Corporation	Delaware	51-0351837
AP WP Partners, L.P.	Delaware	51-0351840
APLAM, LLC	California	95-4565731
C. Richard Dobson Builders, Inc.	Virginia	54-1082672
CH Investments of Texas, Inc.	Delaware	86-0831611
CHI Construction Company	Arizona	86-0533370
CHTEX of Texas, Inc.	Delaware	74-2791268
Continental Homes, Inc.	Delaware	86-0515339
Continental Homes of Florida, Inc.	Florida	59-1237314
Continental Homes of Texas, L.P.	Texas	74-2791904
Continental Residential, Inc.	California	86-0596757
D.R. Horton, Inc. – Birmingham	Alabama	62-1666398
D.R. Horton, Inc. – Chicago	Delaware	75-2795240
D.R. Horton, Inc. – Denver	Delaware	75-2666727
D.R. Horton, Inc. – Dietz-Crane	Delaware	75-2926868
D.R. Horton, Inc. – Greensboro	Delaware	75-2599897
D.R. Horton, Inc. – Jacksonville	Delaware	75-2460269
D.R. Horton, Inc. – Louisville	Delaware	75-2636512
D.R. Horton, Inc. – Minnesota	Delaware	75-2527442
D.R. Horton, Inc. – New Jersey	Delaware	75-2665362
D.R. Horton, Inc. – Portland	Delaware	75-2763765
D.R. Horton, Inc. – Sacramento	California	75-2569592
D.R. Horton, Inc. – Torrey	Delaware	75-2689997
D.R. Horton-Schuler Homes, LLC	Delaware	02-0548194
D.R. Horton Los Angeles Holding Company, Inc.	California	75-2589298
D.R. Horton Management Company, Ltd.	Texas	75-2436079
D.R. Horton San Diego Holding Company, Inc.	California	75-2589293
D.R. Horton – Emerald, Ltd.	Texas	75-2926873
D.R. Horton –Texas, Ltd.	Texas	75-2491320
DRH Cambridge Homes, LLC	Delaware	75-2797879
DRH Cambridge Homes, Inc.	California	75-2589359
DRH Construction, Inc.	Delaware	75-2633738
The Club at Pradera, Inc. (formerly DRH Regrem II, Inc.)	Delaware	75-2926869
DRH Regrem III, Inc.	Delaware	75-2926870
DRH Regrem IV, Inc.	Delaware	75-2926871
DRH Regrem V, Inc.	Delaware	75-2926872
DRH Regrem VII, LP	Texas	75-2926874
DRH Regrem VIII, LLC	Delaware	75-2926876
DRH Southwest Construction, Inc.	California	75-2589289
DRH Title Company of Colorado, Inc.	Colorado	75-2695520
DRH Tucson Construction, Inc.	Delaware	75-2709796
DRHI, Inc.	Delaware	75-2433464
HPH Homebuilders 2000 L.P.	California	68-0368156
KDB Homes, Inc.	Delaware	86-0565376
LAMCO Housing, Inc.	California	33-0492375
Meadows I, Ltd.	Delaware	75-2436082
Meadows II, Ltd.	Delaware	51-0342206
Meadows VIII, Ltd.	Delaware	75-2824511
Meadows IX, Inc.	New Jersey	75-2684821
Meadows X, Inc.	New Jersey	75-2684823

Melody Homes	Delaware	88-0309544
Melmort Co.	Colorado	84-1261600
Porter GP LLC	Delaware	95-4691314
Schuler Homes of Arizona LLC	Delaware	99-0350555
Schuler Homes of California, Inc.	California	99-0328127
Schuler Homes of Oregon, Inc.	Oregon	99-0330791
Schuler Homes of Washington, Inc.	Washington	99-0329483
Schuler Mortgage, Inc.	Delaware	99-0349664
Schuler Realty Hawaii, Inc.	Hawaii	99-0290556
SGS Communities at Grande Quay, LLC	New Jersey	22-3481784
SHA Construction LLC	Delaware	86-1002579
SHLR of California, Inc.	California	99-0350554
SHLR of Colorado, Inc.	Colorado	99-0336801
SHLR of Nevada, Inc.	Nevada	99-0343628
SHLR of Utah, Inc.	Utah	99-0336937
SHLR of Washington, Inc.	Washington	99-0334375
SRHI LLC	Delaware	99-0343629
SSHI LLC	Delaware	91-1842222
Vertical Construction Corporation	Delaware	22-3216488
Western Pacific Funding, Inc.	California	68-0346564
Western Pacific Housing Co.	California	33-0634552
Western Pacific Housing Management, Inc.	California	95-4692688
Western Pacific Housing, Inc.	Delaware	95-4887164
Western Pacific Housing – Antigua, LLC	Delaware	95-4750872
Western Pacific Housing – Aviara, L.P.	California	95-4550008
Western Pacific Housing – Boardwalk, LLC	Delaware	95-4871227
Western Pacific Housing – Broadway, LLC	Delaware	95-4850687
Western Pacific Housing – Canyon Park, LLC	Delaware	95-4716219
Western Pacific Housing – Carmel, LLC	Delaware	95-4717091
Western Pacific Housing – Carrillo, LLC	Delaware	95-4815705
Western Pacific Housing – Communications Hill, LLC	Delaware	95-4637162
Western Pacific Housing – Copper Canyon, LLC	Delaware	95-4817406
Western Pacific Housing – Creekside, LLC	Delaware	95-4769848
Western Pacific Housing – Culver City, L.P	California	95-4539563
Western Pacific Housing – Del Valle, LLC	Delaware	95-4887242
Western Pacific Housing – Lomas Verdes, LLC	Delaware	95-4783214
Western Pacific Housing – Lost Hills Park, LLC	Delaware	95-4652041
Western Pacific Housing – McGonigle Canyon, LLC	Delaware	95-4735759
Western Pacific Housing – Mountaingate, L.P.	California	95-4539564
Western Pacific Housing – Norco Estates, LLC	Delaware	95-4686652
Western Pacific Housing – Oso, L.P.	California	95-4496774
Western Pacific Housing – Pacific Park II, LLC	Delaware	95-4636584
Western Pacific Housing – Park Avenue East, LLC	Delaware	52-2350169
Western Pacific Housing – Park Avenue West, LLC	Delaware	95-4888647
Western Pacific Housing – Playa Vista, LLC	Delaware	95-4879655
Western Pacific Housing – Poinsettia, L.P.	California	95-4619838
Western Pacific Housing – River Ridge, LLC	Delaware	95-4870837
Western Pacific Housing – Robinhood Ridge, LLC	Delaware	95-4838666
Western Pacific Housing – Santa Fe, LLC	Delaware	95-4741001
Western Pacific Housing – Scripps II, LLC	Delaware	95-4688133
Western Pacific Housing – Scripps, L.P.	California	95-4608187
Western Pacific Housing – Seacove, L.P.	California	95-4473471
Western Pacific Housing – Studio 528, LLC	Delaware	95-4877069
Western Pacific Housing – Terra Bay Duets, LLC	Delaware	95-4878114
Western Pacific Housing – Torrance, LLC	Delaware	95-4879653
Western Pacific Housing – Torrey Commercial, LLC	Delaware	95-4769208
Western Pacific Housing – Torrey Meadows, LLC	Delaware	95-4878113
Western Pacific Housing – Torrey Multi-Family, LLC	Delaware	95-4781243

Western Pacific Housing – Torrey Village Center, LLC	Delaware	95-4837541
Western Pacific Housing – Vineyard Terrace, LLC	Delaware	95-4761820
Western Pacific Housing – Windemere, LLC	Delaware	95-4879656
Western Pacific Housing – Windflower, L.P.	California	95-4504317
WPH-Camino Ruiz, LLC	Delaware	95-4802985
WPH-HPH, LLC	Delaware	95-4691311

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.    Description of Registrant’s Securities to be Registered.

The material set forth in the section captioned “Description of Debt Securities” in the Registrant’s Amendment No. 1 to Form S-3 Registration Statement (Registration No. 333-84088) filed with the Securities and Exchange Commission (the “Commission”) on March 26, 2002, and the section captioned “Description of Notes” in the Registrant’s Prospectus Supplement dated November 22, 2002 filed pursuant to Rule 424(b) and incorporated by reference therein, is incorporated herein by reference.

Item 2.    Exhibits.

Exhibit No.	Description

1
Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt Securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant’s Current Report on Form 8-K filed with the Commission on September 7, 2000.

2
First Supplemental Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.75% Senior Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(b) to the Registrant’s Current Report on Form 8-K filed with the Commission on September 7, 2000.

3
Second Supplemental Indenture, dated as of March 12, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated Notes due 2011 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant’s Current Report on Form 8-K filed with the Commission on March 8, 2001.

4
Third Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

5
Fourth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as trustee, is incorporated herein by reference from Exhibit 4.14 to the Registrant’s Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

6
Indenture, dated as of June 9, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to Senior Debt Securities, is incorporated herein by reference from Exhibit 4.1(a) to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-27521) filed with the Commission on May 21, 1997.

7
First Supplemental Indenture, dated as of June 1, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

8
Second Supplemental Indenture, dated as of September 30, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

9
Third Supplemental Indenture, dated as of April 17, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

10
Fourth Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

11
Fifth Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

12
Sixth Supplemental Indenture, dated as of February 4, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Form 8-K filed with the Commission on February 2, 1999.

13
Seventh Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

14
Eighth Supplemental Indenture, dated as of March 21, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on March 17, 2000.

15
Ninth Supplemental Indenture, dated as of March 31, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 12, 2000.

16
Tenth Supplemental Indenture, dated as of June 5, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on June 6, 2000.

17
Eleventh Supplemental Indenture, dated as of May 11, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 10, 2001.

18
Twelfth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference herein from Exhibit 4.5 to the Registrant’s Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

19
Thirteenth Supplemental Indenture, dated as of August 15, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 7-7/8% Senior Notes due 2011, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on August 13, 2001.

20
Fourteenth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as trustee, is incorporated herein by reference from Exhibit 4.13 to the Registrant’s Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

21
Fifteenth Supplemental Indenture, to be dated as of December 3, 2002, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 7.5% Senior Notes due 2007, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on December 2, 2001.

22
Indenture dated as of April 15, 1996 between Continental Homes Holding Corp. (“Continental”) and First Union National Bank, as Trustee, relating to the 10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental’s Annual Report on Form 10-K for the year ended May 31, 1996. The Commission file number for Continental is 1-10700.

23
First Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998.

24
Second Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.10 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

25
Third Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.13 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

26
Fourth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference herein from Exhibit 4.7 to the Registrant’s Form 10-Q for the quarter ended June 30,

2001, filed with the Commission on August 13, 2001.

27
Fifth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as trustee, is incorporated herein by reference from Exhibit 4.15 to the Registrant’s Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

28
Indenture, dated as of April 11, 2002, among the Company, the guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to senior debt securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.16 to the Registrant’s Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

29
First Supplemental Indenture, dated as of April 11, 2002, among the Company, the guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 8.5% Senior Notes due 2012, is incorporated herein by reference from Exhibit 4.17 to the Registrant’s Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

30
Revolving Credit Agreement, dated as of January 31, 2002, among D.R. Horton, Inc., the lenders named therein, and Bank of America, N.A., a national banking association, as Administrative Agent and Letter of Credit Issuer, is incorporated herein by reference from Exhibit 10.1 to D.R. Horton’s Current Report on Form 8-K, dated January 31, 2002, filed with the Commission on February 1, 2002.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

D.R. HORTON, INC.

Date: December 2, 2002	By:	/s/ Samuel R. Fuller
Samuel R. Fuller Executive Vice President, Treasurer, and Chief Financial Officer

CO-REGISTRANTS:

C. RICHARD DOBSON BUILDERS, INC.
CHI CONSTRUCTION COMPANY
CHTEX OF TEXAS, INC.
THE CLUB AT PRADERA, INC. (formerly DRH REGREM II, INC.)
CONTINENTAL HOMES, INC.
CONTINENTAL HOMES OF FLORIDA, INC.
CONTINENTAL RESIDENTIAL, INC.
D.R. HORTON, INC. - BIRMINGHAM
D.R. HORTON, INC. - CHICAGO
D.R. HORTON, INC. - DENVER
D.R. HORTON, INC. - DIETZ-CRANE
D.R. HORTON, INC. - GREENSBORO
D.R. HORTON, INC. - JACKSONVILLE
D.R. HORTON, INC. - LOUISVILLE
D.R. HORTON, INC. - MINNESOTA
D.R. HORTON, INC. - NEW JERSEY
D.R. HORTON, INC. - PORTLAND
D.R. HORTON, INC. - SACRAMENTO
D.R. HORTON, INC. - TORREY
D.R. HORTON LOS ANGELES HOLDING COMPANY, INC.
D.R. HORTON SAN DIEGO HOLDING COMPANY, INC.
DRH CAMBRIDGE HOMES, INC.
DRH CONSTRUCTION, INC.
DRH REGREM III, INC.
DRH REGREM IV, INC.
DRH REGREM V, INC.
DRH SOUTHWEST CONSTRUCTION, INC.
DRH TITLE COMPANY OF COLORADO, INC.
DRH TUCSON CONSTRUCTION, INC.
DRHI, INC.
KDB HOMES, INC.
MEADOWS I, LTD.
MEADOWS VIII, LTD.
MEADOWS IX, INC.
MEADOWS X, INC.

By:	/s/ Samuel R. Fuller
Samuel R. Fuller Treasurer

CH INVESTMENTS OF TEXAS, INC. MEADOWS II, LTD.

By:	/s/ William Peck
William Peck President

CONTINENTAL HOMES OF TEXAS, L.P.

By:	CHTEX of Texas, Inc., its general partner

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

D.R. HORTON MANAGEMENT COMPANY, LTD. D.R. HORTON - EMERALD, LTD D.R. HORTON - TEXAS, LTD. DRH REGREM VII, LP

By:	Meadows I, Ltd., its general partner

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

SGS COMMUNITIES AT GRANDE QUAY, LLC

By:	Meadows IX, Inc., its general partner

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

and

By:	Meadows X, Inc., a member

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

DRH CAMBRIDGE HOMES, LLC DRH REGREM VIII, LLC

By:	D.R. Horton, Inc. - Chicago, a member

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

ALLEGRA, LLC
APLAM, LLC
WESTERN PACIFIC HOUSING CO.
WESTERN PACIFIC HOUSING-ANTIGUA, LLC
WESTERN PACIFIC HOUSING-AVIARA, L.P.
WESTERN PACIFIC HOUSING-BOARDWALK, LLC
WESTERN PACIFIC HOUSING-BROADWAY, LLC
WESTERN PACIFIC HOUSING-CANYON PARK, LLC
WESTERN PACIFIC HOUSING-CARMEL, LLC
WESTERN PACIFIC HOUSING-CARRILLO, LLC
WESTERN PACIFIC HOUSING-COMMUNICATIONS HILL, LLC
WESTERN PACIFIC HOUSING-CREEKSIDE, LLC
WESTERN PACIFIC HOUSING-CULVER CITY, L.P.
WESTERN PACIFIC HOUSING-LOMAS VERDES, LLC
WESTERN PACIFIC HOUSING-LOST HILLS PARK, LLC
WESTERN PACIFIC HOUSING-MCGONIGLE CANYON, LLC
WESTERN PACIFIC HOUSING-MOUNTAINGATE, L.P.
WESTERN PACIFIC HOUSING-NORCO ESTATES, LLC
WESTERN PACIFIC HOUSING-OSO, L.P.
WESTERN PACIFIC HOUSING-PARK AVENUE EAST, LLC
WESTERN PACIFIC HOUSING-PARK AVENUE WEST, LLC
WESTERN PACIFIC HOUSING-PLAYA VISTA, LLC
WESTERN PACIFIC HOUSING-ROBINHOOD RIDGE, LLC
WESTERN PACIFIC HOUSING-SANTA FE, LLC
WESTERN PACIFIC HOUSING-SCRIPPS II, LLC
WESTERN PACIFIC HOUSING-SCRIPPS, L.P
WESTERN PACIFIC HOUSING-SEACOVE, L.P.
WESTERN PACIFIC HOUSING-STUDIO 528, LLC
WESTERN PACIFIC HOUSING-TERRA BAY DUETS, LLC
WESTERN PACIFIC HOUSING-TORRANCE, LLC
WESTERN PACIFIC HOUSING-TORREY COMMERCIAL, LLC
WESTERN PACIFIC HOUSING-TORREY MEADOWS, LLC
WESTERN PACIFIC HOUSING-TORREY MULTI-FAMILY, LLC
WESTERN PACIFIC HOUSING-TORREY VILLAGE CENTER, LLC
WESTERN PACIFIC HOUSING-VINEYARD TERRACE, LLC
WESTERN PACIFIC HOUSING-WINDEMERE, LLC
WESTERN PACIFIC HOUSING-WINDFLOWER, L.P.
WPH-CAMINO RUIZ, LLC
WPH-HPH, LLC

By:	LAMCO Housing, Inc its member or general partner

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

SCHULER HOMES OF ARIZONA LLC
SHA CONSTRUCTION LLC

By:	SRHI LLC,
its member

By:	SHLR of Nevada, Inc.,
its member

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

HPH HOMEBUILDERS 2000 L.P.
PORTER GP LLC

By:	WPH-HPH, LLC,
its general partner or member

By:	LAMCO Housing, Inc.,
its member

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

AP LHI, INC.
AP WESTERN GP CORPORATION
AP WP OPERATING CORPORATION
LAMCO HOUSING, INC.
MELODY HOMES, INC.
MELMORT CO.
SCHULER HOMES OF CALIFORNIA, INC.
SCHULER HOMES OF OREGON, INC.
SCHULER HOMES OF WASHINGTON, INC.
SCHULER MORTGAGE, INC.
SCHULER REALTY HAWAII, INC.
SHLR OF CALIFORNIA, INC.
SHLR OF COLORADO, INC.
SHLR OF NEVADA, INC.
SHLR OF UTAH, INC.
SHLR OF WASHINGTON, INC.
VERTICAL CONSTRUCTION CORPORATION
WESTERN PACIFIC FUNDING, INC.
WESTERN PACIFIC HOUSING MANAGEMENT, INC.
WESTERN PACIFIC HOUSING, INC.

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

D.R. HORTON-SCHULER HOMES, LLC

By:	Vertical Construction Corporation,
its manager

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

SRHI LLC

By:	SHLR of Nevada, Inc.,
its member

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

SSHI LLC

By:	SHLR of Washington, Inc.,
its member

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

WESTERN PACIFIC HOUSING-COPPER CANYON, LLC
WESTERN PACIFIC HOUSING-PACIFIC PARK II, LLC
WESTERN PACIFIC HOUSING-POINSETTIA, L.P.
WESTERN PACIFIC HOUSING-DEL VALLE, LLC

By:	AP Western GP Corporation,
its member or general partner

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

WESTERN PACIFIC HOUSING-RIVER RIDGE, LLC

By:	AP LHI, Inc.,
its member

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

AP WP PARTNERS, L.P.

By:	AP WP Operating Corporation,
its general partner

	By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1
Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt Securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant’s Current Report on Form 8-K filed with the Commission on September 7, 2000.

2
First Supplemental Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.75% Senior Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(b) to the Registrant’s Current Report on Form 8-K filed with the Commission on September 7, 2000.

3
Second Supplemental Indenture, dated as of March 12, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated Notes due 2011 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant’s Current Report on Form 8-K filed with the Commission on March 8, 2001.

4
Third Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

5
Fourth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as trustee, is incorporated herein by reference from Exhibit 4.14 to the Registrant’s Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

6
Indenture, dated as of June 9, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to Senior Debt Securities, is incorporated herein by reference from Exhibit 4.1(a) to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-27521) filed with the Commission on May 21, 1997.

7
First Supplemental Indenture, dated as of June 1, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

8
Second Supplemental Indenture, dated as of September 30, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

9
Third Supplemental Indenture, dated as of April 17, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

10
Fourth Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

11
Fifth Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

12
Sixth Supplemental Indenture, dated as of February 4, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Form 8-K filed with the Commission on February 2, 1999.

13
Seventh Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

14
Eighth Supplemental Indenture, dated as of March 21, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on March 17, 2000.

15
Ninth Supplemental Indenture, dated as of March 31, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 12, 2000.

16
Tenth Supplemental Indenture, dated as of June 5, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on June 6, 2000.

17
Eleventh Supplemental Indenture, dated as of May 11, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 10, 2001.

18
Twelfth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference herein from Exhibit 4.5 to the Registrant’s Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

19
Thirteenth Supplemental Indenture, dated as of August 15, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 7-7/8% Senior Notes due 2011, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on August 13, 2001.

20
Fourteenth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as trustee, is incorporated herein by reference from Exhibit 4.13 to the Registrant’s Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

21
Fifteenth Supplemental Indenture, to be dated as of December 3, 2002, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 7.5% Senior Notes due 2007, is incorporated herein by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on December 2, 2001.

22
Indenture dated as of April 15, 1996 between Continental Homes Holding Corp. (“Continental”) and First Union National Bank, as Trustee, relating to the 10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental’s Annual Report on Form 10-K for the year ended May 31, 1996. The Commission file number for Continental is 1-10700.

23
First Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998.

24
Second Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.10 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

25
Third Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.13 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

26
Fourth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference herein from Exhibit 4.7 to the Registrant’s Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

27
Fifth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as trustee, is incorporated herein by reference from Exhibit 4.15 to the Registrant’s Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

28
Indenture, dated as of April 11, 2002, among the Company, the guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to senior debt securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.16 to the Registrant’s Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

29
First Supplemental Indenture, dated as of April 11, 2002, among the Company, the guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 8.5% Senior Notes due 2012, is incorporated herein by reference from Exhibit 4.17 to the Registrant’s Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

30
Revolving Credit Agreement, dated as of January 31, 2002, among D.R. Horton, Inc., the lenders named therein, and Bank of America, N.A., a national banking association, as Administrative Agent and Letter of Credit Issuer, is incorporated herein by reference from Exhibit 10.1 to D.R. Horton’s Current Report on Form 8-K, dated January 31, 2002, filed with the Commission on February 1, 2002.